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                                                                Exhibit 23.01


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-49256 and File No. 33-65318.


                                        /s/     Arthur Andersen LLP
                                        ---------------------------
                                                ARTHUR ANDERSEN LLP

Indianapolis, Indiana
February 10, 1997